UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           Date of Report: May 8, 2002


                          COMMISSION FILE NO. 333-71213

                         MINNESOTA CORN PROCESSORS, LLC
             (Exact name of registrant as specified in its charter)

            COLORADO                                              41-1928467
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                  901 NORTH HIGHWAY 59, MARSHALL, MN 56258-2744
                    (Address of principal executive offices)

                                 (507) 537-2676
               (Registrant's telephone number including area code)


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ITEM 5.  OTHER EVENTS

         On Wednesday, May 8, 2002, Minnesota Corn Processors, LLC (MCP) announced that it is engaged in preliminary discussions with Archer Daniels Midland (ADM) regarding a potential sale of MCP to ADM.

         A press release describing this matter in more detail is attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1 Press release dated May 8, 2002 announcing discussions between MCP and ADM's negotiations regarding a potential sale of MCP to ADM.





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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                MINNESOTA CORN PROCESSORS, LLC





Dated: May 8, 2002

                                                By /s/ L. Dan Thompson
                                                   -----------------------------
                                                   L. Dan Thompson
                                                   President and Chief Executive
                                                   Officer





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